UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2025

HEALTHCARE SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-12015

Pennsylvania	23-2018365
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

3220 Tillman Drive, Suite 300, Bensalem, Pennsylvania
(Address of principal executive office)

19020
(Zip Code)

Registrant's telephone number, including area code: (215) 639-4274

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ☐ )    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( ☐ )    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( ☐ )    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
( ☐ )    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HCSG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On July 10, 2025, Healthcare Services Group, Inc. (“HCSG” or the “Company”) issued a press release providing an update on one of its customers, Genesis HealthCare, Inc. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The information set forth herein and in Exhibit 99.1 is furnished pursuant to Item 7.01 Regulation FD Disclosure and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section nor shall the information be deemed incorporated by reference in any filing of the Company.

Item 9.01	Financial Statements and Exhibits.

( d )    Exhibits. The following exhibits are being furnished herewith:

Exhibit No.	Description
99.1	Press Release dated July 10, 2025, issued by Healthcare Services Group, Inc.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE SERVICES GROUP, INC.
Date: July 10, 2025	By:	/s/ Jason J. Bundick
Name: Jason J. Bundick Title: Executive Vice President, General Counsel & Chief Compliance Officer